Exhibit 99.1

                 Kerr-McGee Reports 2003 Fourth-Quarter Results
                 ----------------------------------------------
                    Company Replaces 135% of 2003 Production
                    ----------------------------------------

     Oklahoma City, Jan. 28, 2004 - Kerr-McGee Corp. (NYSE: KMG) reports income from continuing operations for the fourth quarter of 2003 of $50.5 million (50 cents per diluted common share), compared with a loss from continuing operations of $345 million ($3.43 per share) for the 2002 fourth quarter. The company's 2003 fourth-quarter adjusted after-tax income from continuing operations was $86.9 million (86 cents per share), compared with $46.4 million (46 cents per share) for the 2002 fourth quarter. Adjusted after-tax income is determined by excluding from net income the results from discontinued operations, the cumulative effect of an accounting change and special items.

                                                                                                Year Ended
                                                                 Fourth Quarter                 December 31
                                                              --------------------         -------------------
(Millions of dollars, except per-share amounts)                2003           2002          2003         2002
                                                              -----        -------         ------      -------

Net Income (Loss)                                             $50.3        $(346.6)        $218.6      $(485.5)
   (Income) Loss from Discontinued Operations                    .2            1.6             .3       (125.7)
   Change in Accounting Principle (FAS 143)                       -              -           34.7            -
                                                              -----        -------         ------      -------
Income (Loss) from Continuing Operations                       50.5         (345.0)         253.6       (611.2)
   Add Special Items (1)                                       36.4          391.4          150.3        836.9
                                                              -----        -------         ------      -------
Adjusted After-Tax Income                                     $86.9        $  46.4         $403.9      $ 225.7
                                                              =====        =======         ======      =======

(1)  Items  included  in  "Special  Items"  are  listed  on  page  8  as  "Other
     Information, Net of Income Taxes."

Diluted Income (Loss) Per Share
   Net Income (Loss)                                          $ .50        $ (3.45)        $ 2.17      $ (4.84)
   Discontinued Operations                                        -            .02              -        (1.25)
   Change in Accounting Principle                                 -              -            .31            -
                                                              -----        -------         ------      -------
   Continuing Operations                                      $ .50        $ (3.43)        $ 2.48      $ (6.09)
                                                              =====        =======         ======      =======
   Adjusted After-Tax Income                                  $ .86        $   .46         $ 3.84      $  2.25
                                                              =====        =======         ======      =======

Adjusted after-tax income excludes items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. Management believes that this measure provides valuable insight into the company's core earnings from operations and enables investors and analysts to better compare core operating results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax income is comparable with similarly titled amounts for other companies.

     "During 2003, we capitalized on our expertise, technology and supply chain initiatives to strengthen our overall performance," said Luke R. Corbett, Kerr-McGee chairman and chief executive officer. "We met our production estimates of 271,000 barrels of oil equivalent per day, completed a major deepwater development early and within budget, lowered lease operating expense by 13% on a unit basis, and maintained strong cash flow that funded a successful exploration program. In addition, we reduced debt while continuing to return a substantial dividend to our shareholders.
     "In 2004, we will conduct an active exploration program as we continue to ramp up production from the Gunnison field, bring two new developments on production and begin development of our sixth operated Gulf of Mexico deepwater hub," Corbett added. "With a continued focus on financial discipline throughout the organization, we expect to further reduce debt by more than $550 million."

Net Income and Discontinued Operations
--------------------------------------
     The fourth-quarter 2003 net income of $50.3 million (50 cents per share) includes $39.9 million of after-tax expenses for workforce reduction related costs and other compensation expenses, and $27.3 million in after-tax foreign currency losses. This is partially offset by a net after-tax gain of $29.4 million from the disposal of assets held for sale and sale of Devon stock, and a $200,000 expense for discontinued operations. This compares with a 2002 fourth-quarter net loss of $346.6 million ($3.45 per share), which includes asset impairments of $373.8 million after taxes primarily for an impairment related to the Leadon field in the North Sea, and a loss of $1.6 million after taxes from discontinued operations.


Operating Profit
----------------
     Fourth-quarter 2003 oil and gas operating profit was $234.7 million, compared with an operating loss of $472.8 million for the 2002 period. The increase in 2003 operating profit was due to significantly higher 2002 fourth-quarter property impairments primarily related to the Leadon field, higher average crude oil and natural gas sales prices, and lower exploration expenses in the 2003 fourth quarter. These factors were partially offset by lower oil and gas sales volumes largely due to the property sales program.
     A higher operating loss from chemical operations in the 2003 fourth quarter was due to plant shutdown and workforce reduction costs as well as higher pigment costs, partially offset by higher pigment sales volumes and realized prices.

Interest Expense and Debt
-------------------------
     Net interest expense for the 2003 fourth quarter was $59.3 million, down $6.3 million from the 2002 fourth quarter, reflecting lower debt balances and lower average borrowing costs. Total debt at Dec. 31, 2003, was $3.656 billion, compared with $3.904 billion at Dec. 31, 2002. Cash and marketable securities at Dec. 31, 2003, were $142 million, compared with $89.9 million at Dec. 31, 2002.

Oil and Gas Volumes and Prices
------------------------------
     Kerr-McGee's daily oil production from continuing operations for the fourth quarter of 2003 averaged 139,900 barrels, versus 178,400 barrels for the prior-year period. This decrease was primarily due to the sale of nearly $1 billion of high-cost, noncore producing properties. The average sales price for oil from continuing operations, including the effects of the company's hedging program, was $25.86 per barrel for the 2003 fourth quarter, up from $23.63 per barrel for the 2002 fourth quarter.
     Fourth-quarter daily sales of natural gas averaged 742 million cubic feet, compared with 792 million cubic feet for the same 2002 quarter. The average sales price for the 2003 fourth quarter, including the effects of the company's hedging program, was $4.25 per thousand cubic feet, a 22% increase from the 2002 fourth quarter.
     Details of the company's hedging program for 2003 and 2004 are available on Kerr-McGee's website at http://www.kerr-mcgee.com/pdf/hedgeguidance.pdf.

Sales and Capital Expenditures
------------------------------
     Sales from continuing operations totaled $1.027 billion for the 2003 fourth quarter, compared with $963.8 million for the 2002 fourth quarter.
     Capital expenditures for the fourth quarter of 2003 were $242 million, compared with $336.8 million for the 2002 fourth quarter.

Production Replacement and FD&A Costs
-------------------------------------
     Kerr-McGee replaced 135% of its 2003 worldwide production from continuing operations of 99 million barrels of oil equivalent (BOE) at an average finding, development and acquisition (FD&A) cost of $9.14 per BOE. Worldwide additions of proved oil and natural gas reserves totaled 133 million BOE in 2003. Year-end 2003 reserves totaled 1.026 billion BOE, including the impact of divestitures.
     "Exploration success accounted for nearly 80% of our 2003 reserve additions, resulting in 105% production replacement through the drill bit," said Dave Hager, Kerr-McGee senior vice president responsible for oil and gas exploration and production. "Our strategy of replacing production primarily through the drill bit, supplemented by tactical acquisitions, has resulted in a very competitive average annual production replacement for the past five years of 192%, with an average annual FD&A cost of $7.19 per BOE."
     Reserve additions from the drill bit came primarily from the continued success of the company's deepwater Gulf of Mexico drilling program. The Gulf of Mexico accounted for more than 60% of the total, net exploration-based reserve additions. About 20% of the additions came from U.S. onshore properties, including the Denver-Julesburg basin. Remaining additions were split between the North Sea and China. Year-end 2003 reserves were 48% crude oil and liquids and 52% natural gas. A majority of the reserves, 69%, were located in the United States, with 27% in the United Kingdom and 4% in Bohai Bay.

     Kerr-McGee will hold a conference call today at 11 a.m. EST to discuss its fourth-quarter results and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024 within the United States or 617-801-9702 outside the United States. The password for both dial-in numbers will be Kerr-McGee. A replay of the call will be available for 48 hours at 888-286-8010 within the United States or 617-801-6888 outside the United States. The code for the replay of the call will be #46824262. The webcast replay will be archived for 30 days on the company's website.
     Kerr-McGee is an Oklahoma City-based energy and inorganic chemical company with worldwide operations and assets of more than $10 billion.
                                      # # #
(Statements in this news release regarding the company's or management's intentions, beliefs or expectations, or that otherwise speak to future events, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include those statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar words. In addition, any statements regarding possible commerciality, development plans, capacity expansions, drilling of new wells, ultimate recoverability of reserves, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Future results and developments discussed in these statements may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the success of the oil and gas exploration and production program, drilling risks, the market value of Kerr-McGee's products, uncertainties in interpreting engineering data, demand for consumer products for which Kerr-McGee's businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets, including changes in currency exchange rates, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, general economic conditions, and other factors and risks identified in the Risk Factors section of the company's Annual Report on Form 10-K and other U.S. Securities and Exchange Commission filings. Actual results and developments may differ materially from those expressed or implied in this news release.)

Investor Contact:          Rick Buterbaugh
                           405-270-3561

Media Contact:             Deborah Schramm
                           Direct:  405-270-2877
                           Pager:  888-734-8294
                           dschramm@kmg.com

                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                     Fourth Quarter Ended        Twelve Months Ended
                                                                         December 31,                December 31,
                                                                    ----------------------      ----------------------
(Millions of dollars, except per-share amounts)                       2003        2002 (a)        2003        2002 (a)
                                                                    --------      --------      --------      --------
Consolidated Statement of Income
--------------------------------
Sales                                                               $1,027.0      $  963.8      $4,185.3      $3,646.0
                                                                    --------      --------      --------      --------
Costs and Expenses -
  Costs and operating expenses                                         434.5         359.2       1,667.9       1,456.0
  General and administrative expenses                                  122.2          74.9         370.5         313.0
  Shipping and handling expenses                                        39.0          38.6         140.4         124.9
  Accretion expense                                                      6.2             -          25.0             -
  Depreciation and depletion                                           182.4         211.9         745.6         814.0
  Impairments on assets held for use                                     1.9         623.8          13.8         652.0
  Loss (gain) associated with assets held for sale                     (28.5)         22.2         (45.4)        175.5
  Exploration, including dry holes and amortization of
    undeveloped leases                                                  67.0         124.2         353.9         273.1
  Taxes, other than income taxes                                        27.7          20.9          97.6         104.3
  Provision for environmental remediation and restoration,
    net of reimbursements                                               (3.8)          9.7          62.6          80.1
  Interest and debt expense                                             60.2          67.3         251.4         275.0
                                                                    --------      --------      --------      --------
    Total Costs and Expenses                                           908.8       1,552.7       3,683.3       4,267.9
                                                                    --------      --------      --------      --------
                                                                       118.2        (588.9)        502.0        (621.9)
Other Income (Expense)                                                 (16.2)         17.4         (58.9)        (34.6)
                                                                    --------      --------      --------      --------
Income (Loss) before Income Taxes                                      102.0        (571.5)        443.1        (656.5)
Benefit (Provision) for Income Taxes                                   (51.5)        226.5        (189.5)         45.3
                                                                    --------      --------      --------      --------
Income (Loss) from Continuing Operations                                50.5        (345.0)        253.6        (611.2)
Discontinued Operations, net of taxes                                   (0.2)         (1.6)         (0.3)        125.7
Cumulative Effect of Change in Accounting Principle, net of taxes          -             -         (34.7)            -
                                                                    --------      --------      --------      --------
Net Income (Loss)                                                   $   50.3      $ (346.6)     $  218.6      $ (485.5)
                                                                    ========      ========      ========      ========

Net Income (Loss) per Common Share -
  Basic -
    Continuing operations                                           $   0.50      $  (3.43)     $   2.52      $  (6.09)
    Discontinued operations                                                -         (0.02)            -          1.25
    Accounting change                                                      -             -         (0.34)            -
                                                                    --------      --------      --------      --------
    Net income (loss)                                               $   0.50      $  (3.45)     $   2.18      $  (4.84)
                                                                    ========      ========      ========      ========
  Diluted -
    Continuing operations                                           $   0.50      $  (3.43)     $   2.48      $  (6.09)
    Discontinued operations                                                -         (0.02)            -          1.25
    Accounting change                                                      -             -         (0.31)            -
                                                                    --------      --------      --------      --------
    Net income (loss)                                               $   0.50      $  (3.45)     $   2.17      $  (4.84)
                                                                    ========      ========      ========      ========

Thousands of Common Shares Outstanding -
  End of period                                                                                  100,860       100,384
  Average                                                            100,148       100,379       100,145       100,330
  Average - including dilution                                       100,883       100,379       110,683       100,330

(a) Certain prior year amounts have been reclassified to conform with the current year's presentation.

                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                     Fourth Quarter Ended        Twelve Months Ended
                                                                         December 31,                December 31,
                                                                    ----------------------      ----------------------
(Millions of dollars)                                                 2003        2002 (a)        2003        2002 (a)
                                                                    --------      --------      --------      --------
Segment Information
-------------------
Sales
  Exploration and production                                        $  712.0      $  669.3      $2,922.5      $2,450.4
  Chemicals - Pigment                                                  274.9         246.2       1,078.8         994.3
  Chemicals - Other                                                     40.1          48.1         183.8         201.0
                                                                    --------      --------      --------      --------
                                                                     1,027.0         963.6       4,185.1       3,645.7
  All other                                                                -           0.2           0.2           0.3
                                                                    --------      --------      --------      --------
     Total                                                          $1,027.0      $  963.8      $4,185.3      $3,646.0
                                                                    ========      ========      ========      ========

Operating Profit
  Exploration and production -
    Domestic (includes $2.0 and $10.2 loss ($1.3 and $6.6 after tax)
      in the 2003 fourth quarter and twelve months, respectively, and
      $1.6 and $20.5 loss ($1.0 and $13.3 after tax) in the 2002 fourth quarter and twelve months, respectively, for non-hedge
      derivatives)                                                  $  206.7      $  190.9      $  958.1      $  592.3
    North Sea                                                           73.0          96.7         365.0         342.2
    Other international                                                 (4.7)          3.4           0.8          20.2
    Impairments on assets held for use                                  (1.9)       (617.4)        (13.8)       (645.6)
    Gain (loss) associated with assets held for sale                    28.5         (22.2)         45.4        (175.5)
                                                                    --------      --------      --------      --------
      Total Production Operations                                      301.6        (348.6)      1,355.5         133.6
    Exploration expense                                                (66.9)       (124.2)       (353.8)       (273.0)
                                                                    --------      --------      --------      --------
                                                                       234.7        (472.8)      1,001.7        (139.4)
                                                                    --------      --------      --------      --------
  Chemicals -
    Pigment                                                            (13.3)          3.6         (12.5)         24.3
    Other                                                              (12.9)        (18.4)        (35.0)        (23.6)
                                                                    --------      --------      --------      --------
                                                                       (26.2)        (14.8)        (47.5)          0.7
                                                                    --------      --------      --------      --------
      Total                                                            208.5        (487.6)        954.2        (138.7)
Net Interest Expense                                                   (59.3)        (65.6)       (246.4)       (270.2)
Loss from Equity Affiliates                                             (8.8)         (4.0)        (32.5)        (24.5)
Derivatives and Devon Stock Revaluation (b)                             10.7          16.0           3.9          35.8
Foreign Currency Gains (Losses)                                        (28.4)          0.5         (40.9)        (38.4)
Other Expense                                                          (20.7)        (30.8)       (195.2)       (220.5)
Benefit (Provision) for Income Taxes                                   (51.5)        226.5        (189.5)         45.3
                                                                    --------      --------      --------      --------
Income (Loss) from Continuing Operations                                50.5        (345.0)        253.6        (611.2)
Discontinued Operations, net of taxes                                   (0.2)         (1.6)         (0.3)        125.7
Cumulative Effect of Change in Accounting Principle, net of taxes          -             -         (34.7)            -
                                                                    --------      --------      --------      --------
Net Income (Loss)                                                   $   50.3      $ (346.6)     $  218.6      $ (485.5)
                                                                    ========      ========      ========      ========

Net Operating Profit
  Exploration and production                                        $  152.8      $ (270.9)      $ 629.0      $ (269.5)
  Chemicals - Pigment                                                   (6.2)         (2.1)         (4.0)         13.2
  Chemicals - Other                                                     (8.3)        (11.7)        (22.7)        (15.3)
                                                                    --------      --------      --------      --------
    Total                                                              138.3        (284.7)        602.3        (271.6)
Net Interest Expense                                                   (39.3)        (42.3)       (160.2)       (175.0)
Loss from Equity Affiliates                                             (5.7)         (2.6)        (21.1)        (15.9)
Derivatives and Devon Stock Revaluation (b)                              7.0          10.4           2.6          23.3
Foreign Currency Losses                                                (27.3)         (3.0)        (39.5)        (32.8)
Other Expense                                                          (22.5)        (22.8)       (130.5)       (139.2)
Discontinued Operations, net of taxes                                   (0.2)         (1.6)         (0.3)        125.7
Cumulative Effect of Change in Accounting Principle, net of taxes          -             -         (34.7)            -
                                                                    --------      --------      --------      --------
Net Income (Loss)                                                   $   50.3      $ (346.6)     $  218.6      $ (485.5)
                                                                    ========      ========      ========      ========


(a) Certain prior year amounts have been reclassified to conform with the current year's presentation.
(b)  Includes non-hedge derivatives that are not part of operating profit.


                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)
                                                                     Fourth Quarter Ended        Twelve Months Ended
                                                                         December 31,                December 31,
                                                                    ----------------------      ----------------------
(Millions of dollars)                                                 2003        2002 (a)        2003        2002 (a)
                                                                    --------      --------      --------      --------
Selected Exploration and Production Information
-----------------------------------------------
Revenue, except for marketing revenue                               $  629.6      $  646.1      $2,624.9      $2,380.4
                                                                    --------      --------      --------      --------
Production Costs -
  Lease operating expense                                               85.1         109.1         333.6         447.6
  Production taxes                                                      14.0          12.6          52.0          67.2
                                                                    --------      --------      --------      --------
    Total                                                               99.1         121.7         385.6         514.8
Depreciation and Depletion                                             152.0         170.2         609.4         690.5
Accretion Expense                                                        6.2             -          25.0             -
Impairments on Assets Held for Use                                       1.9         617.4          13.8         645.6
Loss (Gain) Associated with Assets Held for Sale                       (28.5)         22.2         (45.4)        175.5
General and Administrative Expense                                      55.3          27.3         127.1          86.9
Transportation Expense                                                  26.0          27.3          93.8          84.6
Gas Gathering, Pipeline and Other Expenses                              16.6          12.7          66.5          61.4
Exploration Expense                                                     66.9         124.2         353.8         273.0
                                                                    --------      --------      --------      --------
    Total Costs and Expenses                                           395.5       1,123.0       1,629.6       2,532.3
                                                                    --------      --------      --------      --------
     Net, excluding marketing                                          234.1        (476.9)        995.3        (151.9)
Marketing - gas sales revenue                                           82.4          23.2         297.6          70.0
Marketing - gas purchase cost (including transportation)               (81.8)        (19.1)       (291.2)        (57.5)
                                                                    --------      --------      --------      --------
     Operating Profit                                               $  234.7      $ (472.8)     $1,001.7      $ (139.4)
                                                                    ========      ========      ========      ========

Other Information, Net of Income Taxes
--------------------------------------
Commodity and Other Derivatives and Devon Stock Revaluation         $    5.7      $    9.4        $ (4.0)     $   10.0
Foreign Currency Losses                                                (27.3)         (3.0)        (39.5)        (32.8)
Effect of U.K. Tax Law Change                                              -             -             -        (146.4)
Impairments on Assets Held for Use                                      (1.2)       (373.8)         (8.8)       (393.5)
Gain (Loss) Associated with Assets Held for Sale                        18.3          (6.9)         28.9        (167.5)
Litigation Reserve                                                      (0.2)            -          (5.8)        (46.8)
Costs Related to Chemical Plant Shutdown                                (3.9)            -         (30.3)            -
Costs Related to Forest Products Shutdown                                  -          (8.1)         (5.8)         (9.3)
Writedown of Engineering Services                                          -          (7.7)            -          (7.7)
Environmental Expenses, Net of Reimbursements                            2.3          (6.2)        (39.9)        (52.1)
Voluntary Workforce Reduction, Benefit Plan Curtailment and
   Severance Related Costs                                             (25.9)            -         (36.8)            -
Compensation Expense Related to ESOP Loan Prepayments                  (14.0)            -         (14.0)            -
Gain on Sale of Devon Stock                                             11.1             -          11.1             -
Other Items                                                             (1.3)          4.9          (5.4)          9.2
                                                                    --------      --------      --------      --------
    Total                                                           $  (36.4)     $ (391.4)     $ (150.3)     $ (836.9)
                                                                    ========      ========      ========      ========

Selected Balance Sheet Information
----------------------------------
Cash                                                                                            $  142.0      $   89.9
Current Assets                                                                                   1,756.5       1,290.1
Total Assets                                                                                    10,173.9       9,908.8
Current Liabilities                                                                              2,231.6       1,609.8
Total Debt                                                                                       3,655.5       3,903.9
Stockholders' Equity                                                                             2,635.8       2,536.0

Selected Cash Flow Information
------------------------------
Cash Provided by Operating Activities                               $  325.8      $  405.9      $1,517.9      $1,448.4
Depreciation, Depletion and Amortization
  (including asset impairments and gain/loss on assets held for sale)  170.4         882.2         788.7       1,746.6
Dividends Paid                                                          45.4          45.1         181.3         180.5
Capital Expenditures (including dry hole expense) -
  Exploration and production                                           204.2         280.6       1,043.6       1,100.6
  Chemicals - Pigment                                                   30.9          25.5          90.5          78.4
  Chemicals - Other                                                      2.4           0.9           6.9           7.6
                                                                    --------      --------      --------      --------
                                                                       237.5         307.0       1,141.0       1,186.6
  All other                                                              4.5          29.8          14.7          85.2
                                                                    --------      --------      --------      --------
    Total Capital Expenditures (including dry hole expense)         $  242.0      $  336.8      $1,155.7      $1,271.8
                                                                    ========      ========      ========      ========

(a) Certain prior year amounts have been reclassified to conform with the current year's presentation.


                 KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                   (Unaudited)

                                                                     Fourth Quarter Ended        Twelve Months Ended
                                                                          December 31,               December 31,
                                                                    ----------------------      ----------------------
                                                                      2003          2002          2003          2002
                                                                    --------      --------      --------      --------

Crude oil & condensate production (thousands of bbls/day)
  Domestic -
    Offshore                                                            54.4          52.6          56.8          52.7
    Onshore                                                             18.4          26.0          19.7          28.6
  North Sea                                                             67.1          96.4          71.6         102.8
  Other International                                                      -           3.4           2.1           7.2
                                                                    --------      --------      --------      --------
    Total Continuing Operations                                        139.9         178.4         150.2         191.3
  Discontinued Operations                                                  -           3.5           0.6           5.2
                                                                    --------      --------      --------      --------
    Total                                                              139.9         181.9         150.8         196.5
                                                                    ========      ========      ========      ========

Average price of crude oil sold (per bbl)
  Domestic -
    Offshore                                                        $  26.71      $  22.99      $  26.12      $  21.58
    Onshore                                                            25.95         23.16         26.23         21.50
  North Sea                                                            25.08         23.90         25.82         22.41
  Other International                                                      -         29.56         29.66         22.36
    Average for Continuing Operations                                  25.86         23.63         26.04         22.04
    Discontinued Operations                                         $      -      $  22.17      $  24.47      $  20.02

Natural gas sold (MMCF/day)
  Domestic -
    Offshore                                                             282           291           277           273
    Onshore                                                              350           394           352           386
  North Sea                                                              110           107            97           101
                                                                    --------      --------      --------      --------
    Total                                                                742           792           726           760
                                                                    ========      ========      ========      ========

Average price of natural gas sold (per MCF)
  Domestic -
    Offshore                                                        $   4.59      $   3.79      $   4.88      $   3.23
    Onshore                                                             4.17          3.44          4.31          2.91
  North Sea                                                             3.60          2.85          3.09          2.35
    Average                                                         $   4.25      $   3.49      $   4.37      $   2.95

Titanium dioxide pigment production
  (thousands of tonnes)                                                  141           135           532           508